Exhibit 99.1

DIGITAL INSIGHT REPORTS STRONG FIRST QUARTER RESULTS AND

INCREASES REVENUE AND EPS GUIDANCE FOR 2006

Highlights Include Record 332,000 New Internet Banking Users, Continued Strong Growth in Bill Payment and Sales Bookings

CALABASAS, Calif. (April 26, 2006) - Digital Insight Corp.® (Nasdaq: DGIN) (www.digitalinsight.com), the leading online banking provider, today announced financial results for its first quarter ended March 31, 2006.

Revenues for the first quarter increased 12% to $57.9 million from $51.7 million for the first quarter ended March 31, 2005. Under Generally Accepted Accounting Principles (GAAP), net income in the first quarter was $6.2 million, or $0.17 per diluted share, and represents the first quarter that included stock-based compensation expense required by FAS 123(R). Prior to the Company’s adoption of FAS 123(R), for the first quarter ended March 31, 2005, GAAP net income was $5.7 million, or $0.16 per diluted share.

On a non-GAAP basis, excluding amortization of intangible assets from acquisitions, stock-based compensation expense recorded under FAS 123(R), and restructuring costs, net of tax, non-GAAP net income in the first quarter increased 30% to $9.1 million, or $0.25 per diluted share, from non-GAAP net income of $7.0 million, or $0.19 per diluted share, in the first quarter of 2005. A reconciliation of non-GAAP results to GAAP results is provided as part of this press release.

Expiration of Federal R&D Tax Credit Contributes to Higher Than Anticipated Effective Tax Rate

The Company’s effective tax rate for GAAP and Non-GAAP net income and earnings per share (EPS) was 44.4% and 41.9% respectively — approximately 500 and 200 basis points higher than previously anticipated in the Company’s guidance. Contributing factors include the recent expiration of the research and development tax credit for federal income taxes. Had the Company’s income been taxed at the 39.5% rate originally anticipated in its financial guidance for the 2006 first quarter, GAAP and Non-GAAP diluted earnings per share would have been $0.02 higher and $0.01 higher, respectively, than EPS levels reported today.

Digital Insight Corporation

Cash Flow, Balance Sheet and Share Repurchase Highlights

Cash flow from operations in the first quarter increased 36% to a record $22.3 million from $16.4 million in the first quarter a year ago. During the first quarter, the Company repurchased approximately 1.19 million common shares at an average cost of $33.13 per share. At March 31, 2006, the Company had cash and investment balances of $122.6 million and no long-term debt.

Digital Insight Chairman, President and CEO Jeff Stiefler commented, “We delivered another strong quarter highlighted by record growth in end users, revenues that exceeded expectations, record operating cash flows, and exceptional sales bookings. Most notably, we added 332,000 Internet Banking users during the quarter, surpassing our previous record performance achieved in the fourth quarter. Our cooperative marketing initiatives that promote bill pay adoption also proved highly successful, significantly benefiting our clients while improving our revenue growth outlook for 2006 as reflected in our increased guidance.

“First quarter sales bookings increased 69%, continuing the sales momentum we achieved in 2005 when sales bookings increased 67% versus 2004. We are particularly pleased that we continue to gain traction among larger financial institutions in our target market,” Stiefler continued. “Our sales wins during the quarter include four financial institutions with more than $1 billion in assets that will add 130,000 revenue-generating Internet banking users upon implementation later this year. Most exciting, all four wins with larger financial institutions — $12 billion Valley National Bank representing the largest — are competitive takeaways from in-house platforms, clearly demonstrating that middle market financial institutions are increasingly gravitating towards outsourcing, in general, and Digital Insight, in particular.

“We also advanced our new growth strategy that leverages Digital Insight’s distribution channel to middle market financial institutions in developing strategic partnerships,” Stiefler concluded. “We entered into a strategic alliance with BankServ to provide Remote Deposit Image Capture, a critically important technology demanded by our Business Banking clients to compete effectively with large banks. The partnership offers exciting growth potential for Digital Insight, while providing an opportunity to deepen our client relationships and arm our clients with another capability to grow their market share.”

Digital Insight Corporation

2006 Financial Guidance

Based on favorable business trends, the Company increased its financial guidance for the full year 2006 and provided initial guidance for the second quarter of 2006.

2006 Business Outlook

Second Quarter 2006

	Current Guidance	Prior Guidance
Revenues	$60 - $60.5 million	N / A
Non-GAAP diluted EPS [1]	$0.25 - $0.26 per share	N / A
GAAP diluted EPS	$0.18 - $0.21 per share	N / A

Full Year 2006

	Current Guidance	Prior Guidance
Revenues	$243 - $245 million	$240 - $243 million
Non-GAAP diluted EPS [1]	$1.05 - $1.07 per share	$1.04 - $1.06 per share
GAAP diluted EPS	$0.79 - $0.86 per share	$0.79 - $0.86 per share

[1]	Non-GAAP EPS excludes certain charges included in GAAP results including: amortization of acquisition-related intangible assets of approximately $0.02 per diluted share in the second quarter and $0.06 for the full year 2006; amortization of stock-based compensation of approximately $0.02 to $0.04 per share in the second quarter and $0.12 to $0.16 per share for the full year 2006; and restructuring costs of $0.01 per diluted share included in the quarter and approximately $0.03 for the full year 2006.

Reconciliation of Non-GAAP to GAAP Results and GAAP Outlook

The Company provides non-GAAP operating results as a supplement to its GAAP financial results. The Company believes that these non-GAAP financial measures are useful because they allow investors to assess, on a consistent basis, the Company’s core operating performance, exclusive of items management believes are not reflective of day-to-day operations of the Company. Management uses such non-GAAP financial measures to evaluate financial results and to establish operational goals. These non-GAAP financial measures should be considered a supplement to, and not as a substitute for, financial measures prepared with GAAP.

The Company’s non-GAAP financial measures referenced in this press release exclude the following charges, net of any related tax impact, from the Company’s statements of operations:

•	Non-cash charges related to amortization of acquisition-related intangible assets

Digital Insight Corporation

•	Non-cash charges related to stock-based compensation expense

•	Restructuring-related charges

A detailed calculation of non-GAAP net income and non-GAAP net income per share is included in the attached reconciliation of GAAP net income to non-GAAP net income. The GAAP net income and GAAP net income per share information is included in the attached consolidated statement of operations.

Q1 2006 Investor Webcast

Digital Insight will host a live webcast of its First Quarter Investor Conference Call today at 5:00 p.m. EDT. To access the webcast, visit Digital Insight’s Web site located at www.digitalinsight.com, enter the Investor Relations section and click on the webcast icon.

Q1 2006 Telephone Replay

A telephone replay of the conference call will also be available for one week after the live call by calling (888) 203-1112 (or 719/457-0820 outside the U.S.), and entering the reservation number, 5483491.

About Digital Insight

Digital Insight® Corporation is the leading online banking provider for financial institutions. Through its comprehensive portfolio of Internet-based financial products and services built upon the Company’s unique architecture, Digital Insight enables banks and credit unions to become the trusted transaction hub for their retail and commercial customers. Digital Insight offers consumer and business Internet banking, online lending, electronic bill payment and presentment, check imaging, account-to-account transfers, Web site development and hosting and marketing programs designed to help increase online banking end user growth and more. Each Digital Insight product and service reinforces the strength of its financial institution clients.

Digital Insight Corporation

Safe Harbor Statement under the Private Litigation Reform Act of 1995

This release discusses the following topics which contain forward-looking statements: guidance on anticipated results of operations in the second quarter of 2006 and for all of 2006; expectation of sustaining or growing GAAP or non-GAAP net income; the ability of the Company’s cash position and cash flows to provide sufficient investment capital for the Company’s growth objectives and share repurchases; expectation of growth in Internet banking and bill payment end users; and other statements relating to future revenues and growth prospects including anticipated revenues from strategic alliances such as with BankServ. Such forward-looking statements are based on assumptions and are subject to inherent risks and uncertainties. Important factors which could cause actual results to differ materially from those in the forward-looking statements include the possibility that actual results of operations may fall short of the guidance provided herein, risk of a major security breach to the Company’s system, market risks associated with the stock repurchase program, revenue shortfalls or product implementation delays associated with the strategic relationship with BankServ, as well as other risk factors detailed in Digital Insight’s latest annual report on Form 10-K and other reports filed with the SEC. Digital Insight assumes no obligation and does not intend to update any such forward-looking statements.

CONTACTS:

CORPORATE COMMUNICATIONS	INVESTOR RELATIONS

Tobin Lee	Erik Randerson
Corporate Communications	Investor Relations
Digital Insight	Digital Insight
(818) 878-6048	(818) 878-6615

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Digital Insight Corporation

DIGITAL INSIGHT CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited, in thousands, except per share data)

	Three Months Ended March 31,
	2006	2005
Revenues	$57,890	$51,747
Costs and operating expenses
Cost of revenues (1)	25,303	22,339
Sales, general and administrative (1)	13,303	13,106
Research and development (1)	6,966	5,354
Amortization of acquisition-related intangible assets	1,077	2,025
Restructuring charge	1,243	—
Total costs and operating expenses	47,892	42,824
Income from operations	9,998	8,923
Interest and other income, net	1,153	537
Income before income taxes	11,151	9,460
Income tax provision	4,950	3,737
Net income	$6,201	$5,723

Basic net income per share	$0.18	$0.16

Diluted net income per share	$0.17	$0.16

Shares used in computing basic net income per share	34,492	35,560

Shares used in computing diluted net income per share	35,555	35,990

(1) Supplemental information of stock-based compensation expense included in:

Cost of revenues	$353	$—
Sales, general and administrative	1,322	39
Research and development	458	—

Total stock-based compensation	$2,133	$39

Digital Insight Corporation

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP NET INCOME

(Unaudited, in thousands, except per share data)

	Three Months Ended March 31, 2006				Three Months Ended March 31, 2005
	GAAP	Adjustments (a)		Non-GAAP	GAAP	Adjustments (a)		Non-GAAP
Revenues	$57,890	$—		$57,890	$51,747	$—		$51,747
Cost of revenues	25,303	(353	) (b)	24,950	22,339	—		22,339
Gross profit	32,587	353		32,940	29,408	—		29,408
Gross margin	56.3%			56.9%	56.8%			56.8%
Operating expenses:
Sales, general and administrative	13,303	(1,322	) (b)	11,981	13,106	(39	) (b)	13,067
Research and development	6,966	(458	) (b)	6,508	5,354	—		5,354
Amortization of acquisition-related intangible assets	1,077	(1,077	) (c)	—	2,025	(2,025	) (c)	—
Restructuring charge	1,243	(1,243	) (d)	—	—	—		—
Total operating expenses	22,589	(4,100)		18,489	20,485	(2,064)		18,421
Income from operations	9,998	4,453		14,451	8,923	2,064		10,987
Operating margin	17.3%			25.0%	17.2%			21.2%
Interest and other income, net	1,153	—		1,153	537	—		537

Income before income taxes	11,151	4,453		15,604	9,460	2,064		11,524
Income tax provision	4,950	1,585	(e)	6,535	3,737	815	(e)	4,552

Net income	$6,201	$2,868		$9,069	$5,723	$1,249		$6,972

Net income per share:
Basic	$0.18			$0.26	$0.16			$0.20
Diluted	$0.17			$0.25	$0.16			$0.19
Weighted average shares:
Basic	34,492	—		34,492	35,560	—		35,560

Diluted	35,555	253	(f)	35,808	35,990	—		35,990

Notes:

(a)	See explanation above regarding the Company’s practice on reporting non-GAAP financial measures.

(b)	Stock-based compensation expense recorded under SFAS 123(R) in 2006 and APB 25 in 2005 (prior to the Company’s adoption of SFAS 123(R) on January 1, 2006).

(c)	Amortization of intangible assets from the Company’s prior acquisitions.

(d)	Restructuring costs related to the outsourcing of the Company’s call center associated with the Lending business to a third party vendor.

(e)	Includes tax effects of non-GAAP adjustments (b), (c), and (d). Also includes an adjustment to exclude the tax rate impact associated with the adoption of SFAS 123(R) in 2006.

(f)	Weighted average shares used to determine non-GAAP net income per share were computed exclusive of the methodology used to determine dilutive shares under SFAS 123(R).

Digital Insight Corporation

DIGITAL INSIGHT CORPORATION

CONSOLIDATED BALANCE SHEETS

(In thousands)

	(Unaudited)
	March 31, 2006	December 31, 2005
ASSETS
Current assets:
Cash and cash equivalents	$44,466	$50,734
Short-term investments	72,852	65,421
Accounts receivable, net	28,765	32,583
Accumulated implementation costs	2,266	2,125
Deferred tax asset, net	21,894	18,987
Prepaid and other current assets	3,958	3,932

Total current assets	174,201	173,782
Property and equipment, net	29,841	29,609
Goodwill and intangible assets, net	144,693	145,770
Deferred tax asset, net	15,490	17,440
Accumulated implementation costs	4,375	3,883
Long-term investments	5,249	8,802
Other assets	6,062	6,116

Total assets	$379,911	$385,402

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$8,731	$8,144
Accrued compensation and related benefits	9,722	6,504
Customer deposits and deferred revenues	16,410	16,250
Accrued expenses and other liabilities	9,040	8,931
Current portion of capital lease obligations	276	262
Tax contingency reserve	5,275	5,158

Total current liabilities	49,454	45,249
Customer deposits and deferred revenues	8,346	7,843
Capital lease obligations	1,170	1,241

Total liabilities	58,970	54,333

Common stock	38	37
Additional paid-in capital	491,385	472,729
Treasury stock, at cost	(89,543)	(50,091)
Deferred stock-based compensation	—	(4,466)
Accumulated deficit	(80,939)	(87,140)

Total stockholders’ equity	320,941	331,069

Total liabilities and stockholders’ equity	$379,911	$385,402

Digital Insight Corporation

DIGITAL INSIGHT CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited, in thousands)

	Three Months Ended March 31,
	2006	2005
Cash flows from operating activities:		61
Net income	$6,201	$5,723
Adjustments to reconcile net income to net cash provided by operating activities:
Income tax benefit on stock options exercised	5,520	212
Excess tax benefits from stock-based compensation	(3,548)	—
Deferred income tax provision	(957)	2,943
Depreciation and amortization of property and equipment	3,227	3,028
Amortization of acquisition-related intangible assets	1,077	2,025
Stock-based compensation	2,133	39
Loss on disposition of property and equipment	24	47
Restructuring charge, net of cash paid	1,008	—
Changes in operating assets and liabilities, net of restructuring charge	7,618	2,382

Net cash provided by operating activities	22,303	16,399

Cash flows from investing activities:
Net purchases of investments	(3,878)	(24,451)
Acquisition of property and equipment	(4,225)	(2,642)
Net cash used in investing activities	(8,103)	(27,093)
Cash flows from financing activities:
Principal payments on capital leases	(57)	—
Acquisition of treasury stock	(39,452)	(21,187)
Proceeds from issuance of common stock	15,493	2,660
Excess tax benefits from stock-based compensation	3,548	—

Net cash used in financing activities	(20,468)	(18,527)

Net decrease in cash and cash equivalents	(6,268)	(29,221)
Cash and cash equivalents, beginning of period	50,734	64,682

Cash and cash equivalents, end of period	$44,466	$35,461

Digital Insight Corporation

DIGITAL INSIGHT CORPORATION

OPERATING RESULTS BY REPORTABLE SEGMENT

(Unaudited, in thousands)

	Three Months Ended March 31,
	2006	2005
Internet Banking Segment:
Revenues	$47,702	$42,353
Cost of revenue	19,666	17,452
Gross profit	28,036	24,901
Operating expenses	9,027	8,309
Income from operations	19,009	16,952
Business Banking Segment:
Revenues	$7,523	$6,448
Cost of revenue	3,051	2,691
Gross profit	4,472	3,757
Operating expenses	3,562	3,164
Income from operations	910	593
Lending Segment:
Revenues	$2,665	$2,946
Cost of revenue	2,233	2,196
Gross profit	432	750
Operating expenses (1)	2,162	1,036
Loss from operations	(1,730)	(286)
Corporate (2):
Operating loss (unallocated expenses)	$(8,191)	$(7,976)

(1)	Includes restructuring charge in 2006.
(2)	Includes amortization of acquisition-related intangible assets and stock-based compensation expense.

Digital Insight Corporation

DIGITAL INSIGHT CORPORATION

KEY OPERATING DATA

	March 31, 2006	December 31, 2005	March 31, 2005
TOTAL CONTRACTED CLIENTS	1,764	1,748	1,709
CONSUMER METRICS
Live Internet Banking Clients
Internet Banking Sites	1,428	1,400	1,370
Internet Banking Active End Users	6,588,000	6,256,000	5,534,000
Potential End Users at Live Sites	37,200,000	37,000,000	35,100,000
Penetration at Live Sites	17.7%	16.9%	15.8%
All Internet Banking Clients
Contracts	1,519	1,505	1,452
Potential End Users	38,600,000	38,000,000	35,900,000
Online Bill Pay Metrics
Bill Pay Users	1,570,000	1,445,000	1,101,000
Bill Pay Penetration (of Internet Users)	23.8%	23.1%	19.9%
BUSINESS METRICS
Business Banking Contracts	671	644	605
Business Banking Hosted End Users (a)	104,300	106,300	90,300
LENDING METRICS
Lending Contracts	217	214	220
Applications Processed (b)	124,000	120,000	109,000
REVENUE BY SEGMENT (in thousands) (b)
Internet Banking Revenue	$47,702	$45,212	$42,353
Business Banking Revenue	7,523	8,765	6,448
Lending Revenue	2,665	2,682	2,946

Total Revenue	$57,890	$56,659	$51,747

(a)	The March 31, 2006 total reflects the loss of approximately 5,000 business end users from the anticipated deactivation of a financial institution that previously communicated its intent to move to an in-house business banking platform. In connection with the planned transition to an in-house platform, during 2003 the bank purchased a perpetual license to the Digital Insight (Magnet Communications at the time of the transaction) business banking software and, as a result, contracted for discounted monthly hosting fees during the transition period.

(b)	Quarterly totals for respective three-month periods. All other information is at the period then-ended.